UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): March 1, 2007

                     National Patent Development Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-50587                                    13-4005439
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       (Commission File Number)               (IRS Employer Identification No.)


  777 Westchester Avenue, White Plains, NY                        10604
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement.

         On March 2, 2007, Five Star Products, Inc. ("Five Star"), a subsidiary of National Patent Development Corporation ("NPDC"), and JL Distributors, Inc. ("JL), another subsidiary of NPDC amended the Five Star 9% promissory note (the "Note") in the principal amount of $2.8 million that was originally issued to JL on June 30, 2005 (i) to extend the maturity date from June 30, 2007 to June 30, 2009, (ii) to add a conversion feature such that the holder of the Note, at its option, may convert the principal of the Note, and any accrued interest, into shares of Five Star's common stock (the "FS Common Stock") at a fixed conversion price of $0.40 per share, and (iii) to modify the Note to eliminate the right of Five Star to prepay the Note prior to maturity. Five Star also has granted JL certain demand and piggy-back registration rights with respect to the shares of FS Common Stock issuable upon exercise of the Note pursuant to a Registration Rights Agreement, dated as of March 2, 2007, between Five Star and JL, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

         The information in Item 5.02 regarding the Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel (the "Five Star Registration Rights Agreement"), the Registration Rights Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel (the "NPDC Registration Rights Agreement"), the Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap (the "Belknap NPDC Registration Rights Agreement") and the Purchase Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel (the "NPDC Agreement"), is incorporated herein by reference and each such agreement is filed as an exhibit hereto and is incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities.

         As set forth in Item 5.02 below, on March 2, 2007, NPDC sold Leslie Flegel 200,000 shares of its common stock (the "NPDC Common Stock") at a price of $2.40 per share. The information regarding the NPDC Agreement in Item 5.02 is incorporated herein by reference.

         Mr. Flegel is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and the shares were sold to him in reliance on the exemption from registration provided by Section 4(2) of the Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Election of Leslie Flegel as a Director; Agreements with Leslie Flegel

         On March 1, 2007, Mr. Flegel was elected as a director of NPDC. On the same date, Mr. Flegel was elected as a director and named Chairman of the Board of Five Star. From March 1995 until November 2006, Mr. Flegel served as the Chairman of the Board and Chief Executive Officer of Source Interlink Companies, Inc. and for more than 14 years prior thereto, Mr. Flegel was the principal owner and Chief Executive Officer of its predecessor, Display Information Systems Company. Mr. Flegel is 69 years old. No determination has yet been made as to which board committees, if any, Mr. Flegel will be named.



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         On March 2, 2007, Mr. Flegel entered into the NPDC Agreement with NPDC.
Pursuant to the NPDC Agreement, Mr. Flegel purchased from NPDC 200,000 shares of NPDC Common Stock at a price of $2.40 per share, or $480,000 in the aggregate. Mr. Flegel has the right to exchange any or all of the 200,000 shares of the NPDC Common Stock into FS Common Stock held by NPDC at the rate of six shares of FS Common Stock for each share of NPDC Common Stock.

         The NPDC Agreement also provides that if the fair market value of the 2,000,000 shares of FS Common Stock that Mr. Flegel received pursuant to his agreement with Five Star described below is less than $280,000 on the last day of the term of such agreement with Five Star, Mr. Flegel may require NPDC to repurchase the shares of FS Common Stock for $280,000.

         In connection with his appointment as Chairman of Five Star, Mr. Flegel entered into a three-year agreement with Five Star ending on March 1, 2010 (the "FS Agreement"). Under the FS Agreement, Mr. Flegel will receive an annual fee of $100,000 and will be reimbursed (i) for all travel expenses incurred in connection with his performance of services to Five Star and (ii) beginning in November 2007, for up to $125,000 per year of the cost of maintaining an office. In addition, pursuant to the FS Agreement, Mr. Flegel was issued 2,000,000 shares of FS Common Stock, all of which are fully vested and not subject to forfeiture.

         During the term of the FS Agreement, Mr. Flegel has agreed not to serve in an operating capacity as an executive officer with any other unaffiliated company. The FS Agreement also contains non-compete and non-solicitation covenants.

         Five Star may terminate the FS Agreement (i) upon Mr. Flegel's death or disability, (ii) if Mr. Flegel engages in conduct that is materially monetarily injurious to Five Star, (iii) if Mr. Flegel willfully and continually fails to perform his duties or obligation under the FS Agreement or (iv) upon a Change of Control (as defined in the FS Agreement) of Five Star or NPDC. If the FS Agreement is terminated by Five Star in accordance with the foregoing, Five Star is required to pay Mr. Flegel his fee accrued, and reimburse him for any expense incurred only through the date the FS Agreement is terminated. The FS Agreement is filed as an exhibit hereto and is incorporated herein by reference.

         NPDC and Five Star have each granted Mr. Flegel certain demand and piggy-back registration rights pursuant to the NPDC Registration Rights Agreement and the Five Star Registration Rights Agreement; provided, that prior to the expiration of the FS Agreement, Mr. Flegel only has the right to include his FS Common Stock in a registration statement that includes shares of FS Common Stock owned by NPDC and then only in proportion to the number of shares of FS Common Stock being registered for the benefit of NPDC.

         During the term of the FS Agreement, Mr. Flegel has agreed not to sell or otherwise dispose of the 200,000 shares of NPDC Common Stock purchased by him pursuant to the NPDC Agreement or any shares of FS Common Stock into which they may have been exchanged or the 2,000,000 shares of FS Common Stock issued to him pursuant to the FS Agreement, except as part of a registered public offering, as set forth above.



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Transactions with John Belknap

         On March 1, 2007, John C. Belknap was elected as a director of Five Star. Mr. Belknap was also elected to serve as President and Chief Executive Officer of Five Star. Mr. Belknap has served as a director of NPDC since October 20, 2006 and has been an employee of NPDC and unpaid consultant to Five Star since December 1, 2006. No determination has yet been made as to which board committees, if any, Mr. Belknap will be named.

         Mr. Belknap receives a salary of $300,000 from NPDC, a portion of which will be reimbursed to NPDC by Five Star based on the amount of time Mr. Belknap spends working for Five Star. In addition, Mr. Belknap was granted options to purchase an aggregate of 400,000 shares of NPDC Common Stock, 181,240 of which are subject to shareholder approval of an amendment to the Company's 2003 Incentive Stock Plan (the "2003 Plan Amendment"), at an exercise price equal to $2.45 per share, which was the average of the closing bid and asked prices of NPDC Common Stock on March 1, 2007. Contingent upon Mr. Belknap's continued employment with NPDC, the options will vest in three equal annual installments, commencing on December 1, 2007. A copy of Mr. Belknap's option agreement is filed as an exhibit hereto and is incorporated herein by reference.

         In addition, pursuant to the Restricted Stock Agreement, dated as of March 2, 2007, between Five Star and Mr. Belknap (the "Restricted Stock Agreement"), Mr. Belknap was granted 1,000,000 restricted shares of FS Common Stock. Contingent upon Mr. Belknap's continued employment with Five Star or
NPDC:

     o 333,333 of the shares will vest if Five Star achieves Adjusted EBITDA (as defined in the Restricted Stock Agreement) of $5.0 million for the year ending December 31, 2007;

     o 333,333 of the shares will vest if Five Star achieves Adjusted EBITDA of $7.5 million for the year ending December 31, 2008;

     o 333,334 of the shares will vest if Five Star achieves Adjusted EBITDA of $11.25 million for the year ending December 31, 2009; and

     o to the extent that Adjusted EBITDA equals or exceeds $23.75 million for the three year period ending December 31, 2009, any previously unvested shares will vest.

         Upon the occurrence of a change in control of Five Star (as defined in the Restricted Stock Agreement), all unvested shares also will become fully vested. The Restricted Stock Agreement is filed as an exhibit hereto and is incorporated herein by reference.

         Five Star has granted Mr. Belknap certain demand and piggy-back registration rights beginning March 2, 2010 pursuant to the Belknap Five Star Registration Rights Agreement

         Prior to joining NPDC and Five Star, Mr. Belknap was engaged in certain entrepreneurial activities and served as an independent consultant and financial advisor since 2000. From 1997 to 1999, Mr. Belknap was Executive Vice President


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and Chief Financial Officer of Richfood Holdings, Inc. a Fortune 500 integrated food wholesaler and retailer. From 1995 to 1997, he was Chief Financial Officer for OfficeMax, Inc., a Fortune 500 retailer, and during the period from 1974 to 1995 he was Chief Financial Officer for several other major retailers. Mr. Belknap has been the Non-Executive Chairman of the Board of eMerge Interactive, Inc. and Chairman of its Audit Committee since 2003. Mr. Belknap is 60 years old.

Succession Planning

         On March 5, 2007, NPDC issued a press release announcing that on March 1, 2007, the NPDC Board of Directors determined that effective upon the expiration of the employment agreement between NPDC and Jerome Feldman, the Chairman of the Board and Chief Executive Officer of NPDC, or upon his earlier resignation, Harvey P. Eisen, who currently serves as a director of NPDC, will serve as Chairman of the Board and Chief Executive Officer of NPDC, and that effective upon the commencement of his service as Chairman of the Board and Chief Executive Officer of NPDC, Mr. Eisen will receive an annual salary of $100,000. Mr. Feldman's employment agreement will expire on May 31, 2007 unless earlier terminated by mutual agreement of the parties. A copy of the press release is filed as an exhibit hereto.

         On March 1, 2007, the NPDC Board of Directors granted to Mr. Eisen options to purchase an aggregate of 2,500,000 shares of NPDC Common Stock, 2,250,000 of which are subject to shareholder approval of the 2003 Plan Amendment, at an exercise price equal to $2.45 per share, which was the average of the closing bid and asked prices of NPDC Common Stock on March 1, 2007. The options are to vest in three equal annual installments, commencing on March 1, 2008. A copy of Mr. Eisen's option agreement is filed as an exhibit hereto and is incorporated herein by reference.

         Mr. Eisen, age 63, has been a Director of the Company since 2004. He has been Chairman and Managing Member of Bedford Oak Management, LLC since 1998. Prior thereto, Mr. Eisen served as Senior Vice President of Travelers, Inc. and of Primerica prior to its merger with Travelers in 1993. Mr. Eisen has over thirty years of asset management experience, is often consulted by the national media for his views on all phases of the investment marketplace, and is frequently quoted in The Wall Street Journal, The New York Times, PensionWorld, U.S. News & World Report, Financial World and Business Week, among others. Mr. Eisen also appears regularly on such television programs as Wall Street Week, CNN, and CNBC. Mr. Eisen is a trustee of the University of Missouri Business School where he established the first accredited course on the Warren Buffet Principles of Investing. Mr. Eisen has also been a Director of GP Strategies Corporation since 2002. Mr. Eisen is also a trustee of Rippowam Cisqua School in Bedford, New York and the Northern Westchester Hospital Center.



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Item 9.01         Financial Statements and Exhibits.

         (d) Exhibits.


         10.1 Amended and Restated Convertible Promissory Note of Five Star Products, Inc.

         10.2 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and JL Distributors, Inc.

         10.3 Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel

         10.4 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel

         10.5 Purchase Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel

         10.6 Registration Rights Agreement, dated as of March 2, 2007, between National Patent Development Corporation. and Leslie Flegel

         10.7 Restricted Stock Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap

         10.8 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap

         10.9 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and Harvey Eisen

         10.10 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and John Belknap

         10.11 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and Talton Embry

         10.12 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and Scott Greenberg

         10.13 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and Lawrence Schafran

         99 Press Release of National Patent Development Corporation, dated March 5, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL PATENT DEVELOPMENT CORPORATION


Date: March 7, 2007                    Jerome I. Feldman
                                       Chief Executive Officer

                                 EXHIBIT INDEX

        10.1 Amended and Restated Convertible Promissory Note of Five Star Products, Inc.

         10.2 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and JL Distributors, Inc.

         10.3 Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel

         10.4 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and Leslie Flegel

         10.5 Purchase Agreement, dated as of March 2, 2007, between National Patent Development Corporation and Leslie Flegel

         10.6 Registration Rights Agreement, dated as of March 2, 2007, between National Patent Development Corporation. and Leslie Flegel

         10.7 Restricted Stock Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap

         10.8 Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products, Inc. and John Belknap

         10.9 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and Harvey Eisen

         10.10 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and John Belknap

         10.11 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and Talton Embry

         10.12 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and Scott Greenberg

         10.13 Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and Lawrence Schafran

         99 Press Release of National Patent Development Corporation, dated March 5, 2007